UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2005

THE BOYDS COLLECTION, LTD.
(Exact name of registrant as specified in its charter)

Maryland		52-1418730
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 South Street

McSherrystown, Pennsylvania 17344
(Address of registrant’s principal executive office)

(717) 633-9898
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.03                                       BANKRUPTCY OR RECEIVERSHIP

On October 16, 2005, The Boyds  Collection, Ltd. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”)(1) filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Maryland (the “Court”) (The cases have been assigned to the Honorable Judge Duncan W. Keir under Case Nos. 05-43793; 05-43805; 05-43802; 05-43833; 05-43838; 05-43863; 05-43816; 05-43848; and 05-43857). The Debtors have requested joint administration of the cases under the caption “The Boyds Collection, Ltd., Case No. 05-43793.   The Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

ITEM 8.01                                       OTHER EVENTS

On October 17, 2005, the Company issued a press release announcing that it and certain of its subsidiaries filed voluntary petitions for reorganization under chapter 11 of the Bankruptcy Code.  In this press release, the Company also announced that it is arranging $8 million in post-petition financing.  This financing is subject to Court approval.  A copy of the press release is attached hereto as Exhibit 99.1.

More information about Boyds’ reorganization case is available on the Company’s website, http://www.boydsstuff.com, or at the Company’s reorganization information line: 1-877-580-6450.  Copies of the pleadings and orders entered in connection with the reorganization case are available on the website of the Company’s claims and noticing agent, http://www.gcgreorgservices.com.  Information on the case can also be obtained on the Bankruptcy Court’s web site with Pacer registration: http://www.mdb.uscourts.gov/.

ITEM 9.01                                       Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press release dated October 17, 2005.

(1)                                  The Debtors in the proposed jointly administered cases include: The Boyds Collection, Ltd.; The Boyds Collection, Ltd., LP; Boyds Operations Inc.; The Boyds Collection - Pigeon Forge, LLC; The Boyds Collection - Myrtle Beach, LLC; The Boyds Collection - Branson, LLC; J&T Designs and Imaginations, Inc.; HC Accents & Associates, Inc.; and Boyds Bear and Company, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Boyds Collection, Ltd.

	By:	/s/ Joseph E. Macharsky
		Name:	Joseph E. Macharsky
		Title:	Chief Financial Officer
Dated: October 21, 2005

Exhibit Index

Exhibit No.	Description

99.1	On October 17, 2005, the Company issued a press release announcing it had filed a voluntary petition for reorganization under chapter 11 of the United States Code.